Exhibit 99.1

ATEC Reports Third Quarter 2024 Financial Results

And Raises Full-Year Guidance

Surgical revenue grew 30%; total revenue grew 27%

Full-year revenue and profitability guidance increased

Enhanced balance sheet flexibility with $50 million expansion of existing term loan facility

CARLSBAD, Calif., October 30, 2024 – Alphatec Holdings, Inc. (Nasdaq: ATEC), a provider of innovative solutions dedicated to revolutionizing the approach to spine surgery, today announced financial results for the quarter ended September 30, 2024, and recent corporate highlights.

Third Quarter 2024 Financial Results

Quarter Ended September 30, 2024
Total revenue	$151 million
GAAP gross margin	68%
Non-GAAP gross margin	69%
GAAP operating expenses	$136 million
Non-GAAP operating expenses	$114 million
GAAP net loss	($40) million
Adjusted EBITDA	$7.4 million
Adjusted EBITDA margin	5%
Ending cash balance	$81 million

Recent Highlights

•
Drove 20% procedural volume growth on continued momentum of PTPTM and LTPTM;
•
Achieved 19% growth in new surgeon adoption, a key leading indicator of future growth;
•
Continued to expand U.S. footprint, which fueled over 200 surgeon training engagements;
•
Reduced free cash use to $21 million as accelerated investment phase nears completion.

“At ATEC, our commitment continues to be to enhance spine care through innovation,” said Pat Miles, Chairman and Chief Executive Officer. “That commitment has fueled growth at multiples of our industry for over five years. We recognize the importance of converting growth to expand profitability so we can support our long-term vision, and we are actively executing internal initiatives to impact cash flow. Our view of the opportunity ahead is unchanged: we are building a special company that is uniquely positioned to revolutionize spine care."

Increased Existing Term Debt Facility

The Company reached an agreement with Braidwell LP, and Pharmakon Advisors, LP, to expand the Company’s existing term loan by $50 million, availing total capacity of up to $200 million. With the close of the transaction, the Company has pro-forma cash of approximately $128 million.

Pedro Gonzalez de Cosio, Co-Founder, Principal and CEO of Pharmakon Advisors, said, “ATEC’s mission to improve spine care is fueling exceptional growth. We are excited to partner with the team in support of that important mission as the company continues to expand profitability and inflects to positive cash flow.”

Additional details regarding the financing will be included in a Current Report on Form 8-K, which ATEC will file with the Securities and Exchange Commission today.

Financial Outlook for the Full-Year 2024

For the fiscal year ended December 31, 2024, the Company now expects total revenue to grow 25% to $605 million compared to the previous expectation of $602 million. This includes surgical revenue of $540 million and EOS revenue of $65 million. The Company now expects non-GAAP adjusted EBITDA of approximately $27 million compared to the previous expectation of $25.5 million.

Financial Results Webcast

ATEC will present these results via a live webcast today at 1:30 p.m. PT / 4:30 p.m. ET. The live webcast can be accessed by visiting the Investor Relations Section of ATEC’s Corporate Website.

To dial into the live webcast, please register at this link. Access details will be shared via email.

A replay of the webcast will remain available through the Investor Relations Section of ATEC’s Corporate Website for twelve months.

Non-GAAP Financial Information

To supplement the Company’s financial statements presented in accordance with generally accepted accounting principles in the United States of America (GAAP), the Company reports certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, and non-GAAP adjusted EBITDA. The Company believes that these non-GAAP financial measures provide investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of continuing operating performance, and a baseline for assessing the future earnings potential of the Company. The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. Non-GAAP financial results should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Included below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures.

About Alphatec Holdings, Inc.

ATEC, through its wholly owned subsidiaries, Alphatec Spine, Inc., EOS imaging S.A.S. and SafeOp Surgical, Inc., is a medical device company dedicated to revolutionizing the approach to spine surgery through clinical distinction. ATEC’s Organic Innovation MachineTM is focused on developing new approaches that integrate seamlessly with the Company’s expanding AlphaInformatiX Platform to better inform surgery and more safely and reproducibly achieve the goals of spine surgery. ATEC’s vision is to be the Standard Bearer in Spine. For more information, visit us at www.atecspine.com.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward-looking statements include, but are not limited to: references to the Company’s revenue, balance sheet, growth, and financial outlook and commitments; and the Company's ability to compel surgeon adoption, drive procedural growth and transform the sales channel. Important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to: the uncertainty of success in developing new products or products currently in the pipeline; the uncertainties in the Company’s ability to execute upon its strategic operating plan; the uncertainties regarding the ability to successfully license or acquire new products, and the commercial success of such products; failure to achieve acceptance of the Company’s products by the surgeon community; failure to obtain FDA or other regulatory clearance or approval or unexpected or prolonged delays in the process; continuation of favorable Third-party reimbursement; unanticipated expenses or liabilities or other adverse events affecting cash flow or the Company’s ability to achieve profitability; uncertainty of additional funding and the form of such funding; product liability exposure; an unsuccessful outcome in any litigation; patent infringement claims; claims related to the Company’s intellectual property; and the Company’s ability to meet its financial obligations. A further list and description of these and other factors, risks and uncertainties can be found in the Company's most recent annual report, and any subsequent quarterly and current reports, filed with the Securities and Exchange Commission. ATEC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Non-GAAP Definitions

Amortization of intangible assets: Represents amortization expense associated with intangible assets including, but not limited to customer relationships, intellectual property, and trade names acquired in business combinations and asset acquisitions.

Litigation-related expenses: We are involved in various litigation matters that from time-to-time result in settlements. Litigation matters can vary in their characteristics, frequency and significance to our operating results and core business operations. We review litigation matters from both a qualitative and quantitative perspective to determine whether such matters are a normal and recurring part of our business. We include in our GAAP financial statements litigation fees and settlement expenses that we determine to be normal, recurring and routine to our business. When we determine that certain litigation matters are not normal and recurring to our core business operations, we believe excluding these expenses will provide our management and investors with useful incremental information. Litigation fees and settlement expenses excluded from our non-GAAP financial measures in the periods presented relate primarily to patent litigation and other litigation matters that relate directly to the business transformation that we started in 2018 and are discussed more fully in our periodic reports filed with the Securities Exchange Commission.

Other non-recurring expenses: These expenses represent non-recurring expenses that we consider to be one-time in nature.

Purchase accounting adjustments on acquisitions: Includes non-cash expenses incurred as a result of fair value asset step-ups associated with tangible assets acquired from business combinations or asset acquisitions.

Restructuring expenses: From time-to-time, in order to realign the Company’s operations or to achieve synergies associated with an acquisition, the Company may eliminate roles or restructure its operations and footprint. In such cases the Company may incur one-time severance and personnel costs associated with workforce reductions, or costs associated with exiting and/or relocating facilities. We exclude these costs as we do not consider such amounts to be part of the ongoing operations.

Stock-based compensation: Stock-based compensation is charged to cost of revenue and operating expenses. We exclude stock-based compensation from certain of our non-GAAP financial measures because we believe that excluding these non-cash expenses provides meaningful supplemental information regarding operational performance. Because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, the subjective assumptions involved in those determinations, and the volatility in valuations that can be driven by market conditions outside the Company’s control, the Company believes excluding stock-based compensation expense enhances the ability of management and investors to understand and assess the underlying performance of its business over time.

Transaction-related expenses: These expenses represent one-time costs associated with business combinations and asset acquisitions. These items may include but are not limited to consulting and legal fees, contract termination costs and other related deal costs.

Adjusted EBITDA: Represents earnings before non-operating income/expense, taxes, depreciation and amortization, as adjusted for the applicable non-GAAP adjustments previously described.

Investor/Media Contact:

Tina Jacobsen, CFA

Investor Relations

(760) 494-6790

investorrelations@atecspine.com

Company Contact:

J. Todd Koning

Chief Financial Officer

investorrelations@atecspine.com

ALPHATEC HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
	(unaudited)		(unaudited)
Revenue from products and services	$150,719	$118,262	$434,769	$344,292
Cost of sales	47,990	38,215	132,095	129,279
Gross profit	102,729	80,047	302,674	215,013
Operating expenses:
Research and development	20,357	20,000	57,474	47,831
Sales, general and administrative	109,200	91,411	335,658	269,960
Litigation-related expenses	2,093	2,715	8,611	12,815
Amortization of acquired intangible assets	3,848	3,873	11,538	10,461
Transaction-related expenses	—	278	(117)	2,178
Restructuring expenses	934	129	1,861	333
Total operating expenses	136,432	118,406	415,025	343,578
Operating loss	(33,703)	(38,359)	(112,351)	(128,565)
Other expense, net:
Interest expense, net	(6,572)	(4,459)	(17,728)	(12,225)
Other income, net	623	47	897	3,077
Total other expense, net	(5,949)	(4,412)	(16,831)	(9,148)
Net loss before taxes	(39,652)	(42,771)	(129,182)	(137,713)
Income tax benefit	(36)	(117)	(391)	(153)
Net loss	$(39,616)	$(42,654)	$(128,791)	$(137,560)
Net loss per share, basic and diluted	$(0.28)	$(0.35)	$(0.90)	$(1.18)
Weighted average shares outstanding, basic and diluted	143,492	122,468	142,400	117,026
Stock-based compensation included in:
Cost of sales	$1,439	$2,369	$2,476	$24,601
Research and development	7,207	6,790	17,137	9,587
Sales, general and administrative	8,816	10,914	32,131	26,541
	$17,462	$20,073	$51,744	$60,729

ALPHATEC HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2024	December 31, 2023
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$80,976	$220,970
Accounts receivable, net	78,452	72,613
Inventories	183,111	136,842
Prepaid expenses and other current assets	19,886	20,666
Total current assets	362,425	451,091
Property and equipment, net	171,430	149,835
Right-of-use assets	37,015	26,410
Goodwill	73,397	73,003
Intangible assets, net	98,785	102,451
Other assets	2,843	2,418
Total assets	$745,895	$805,208

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$59,578	$48,985
Accrued expenses and other current liabilities	76,262	87,712
Contract liabilities	11,602	13,910
Short-term debt	1,790	1,808
Current portion of operating lease liabilities	6,989	5,159
Total current liabilities	156,221	157,574
Total long-term liabilities	567,433	545,915
Redeemable preferred stock	23,603	23,603
Stockholders' equity	(1,362)	78,116
Total liabilities and stockholders' equity	$745,895	$805,208

ALPHATEC HOLDINGS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2024	2023	2024	2023
	(unaudited)
	Gross profit, GAAP	$102,729	$80,047	$302,674	$215,013
	Add: amortization of intangible assets	308	221	922	661
	Add: stock-based compensation	1,439	2,369	2,476	24,601
	Add: purchase accounting adjustments on acquisitions	—	—	197	195
	Non-GAAP gross profit	$104,476	$82,637	$306,269	$240,470
	Gross margin, GAAP	68.2%	67.7%	69.6%	62.5%
	Add: amortization of intangible assets	0.2%	0.2%	0.2%	0.2%
	Add: stock-based compensation	1.0%	2.0%	0.6%	7.1%
	Add: purchase accounting adjustments on acquisitions	0.0%	0.0%	0.0%	0.1%
	Non-GAAP gross margin	69.3%	69.9%	70.4%	69.8%

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2024	2023	2024	2023
	(unaudited)
	Operating expenses, GAAP	$136,432	$118,406	$415,025	$343,578
	Adjustments:
	Stock-based compensation	(16,023)	(17,704)	(49,268)	(36,128)
	Litigation-related expenses	(2,093)	(2,715)	(8,611)	(12,815)
	Amortization of intangible assets	(3,848)	(3,873)	(11,538)	(10,461)
	Transaction-related expenses	—	(278)	117	(2,178)
	Restructuring expenses	(934)	(129)	(1,861)	(333)
	Other non-recurring expenses[1,2]	—	—	(1,608)	(1,349)
	Non-GAAP operating expenses	$113,534	$93,707	$342,256	$280,314

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2024	2023	2024	2023
	(unaudited)
	Net loss, GAAP	$(39,616)	$(42,654)	$(128,791)	$(137,560)
	Other expense, net	5,949	4,412	16,831	9,148
	Income tax benefit	(36)	(117)	(391)	(153)
	Depreciation	16,491	10,651	45,950	28,998
	Amortization of intangible assets	4,156	4,094	12,460	11,122
	EBITDA	(13,056)	(23,614)	(53,941)	(88,445)
	Add back significant items:
	Stock-based compensation	17,462	20,073	51,744	60,729
	Purchase accounting adjustments on acquisitions	—	—	197	195
	Litigation-related expenses	2,093	2,715	8,611	12,815
	Transaction-related expenses	—	278	(117)	2,178
	Restructuring expenses	934	129	1,861	333
	Other non-recurring expenses[1,2]	—	—	1,608	1,349
	Adjusted EBITDA	$7,433	$(419)	$9,963	$(10,846)

	Adjusted EBITDA margin	4.9%	(0.4%)	2.3%	(3.2%)
	Adjusted EBITDA margin expansion	530 bps

[1]	Non-recurring net charges on assets and liabilities associated with customer plan of reorganization
[2]	Non-recurring consulting fees associated with the implementation of our state tax-planning strategy